Exhibit 10.3

                                    EXHIBIT C

          THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF
           ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND, AMONG
         OTHER RESTRICTIONS, HAVE NOT BEEN REGISTERED UNDER THE UNITED
       STATES SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED,
              SOLD, OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED, OR
           HYPOTHECATED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION
          STATEMENT, OR AN EXEMPTION FROM REGISTRATION, UNDER SUCH ACT

                                                    ___________ NPDC Warrants


                     NATIONAL PATENT DEVELOPMENT CORPORATION
                               WARRANT CERTIFICATE

         This warrant certificate ("NPDC Warrant Certificate") certifies that, for value received, [PURCHASER] or registered assigns (the "Holder") is the owner of the number of warrants ("NPDC Warrants") specified above, each of which entitles the Holder subscribe for and to purchase, at any time during the Exercise Period (as hereinafter defined), one fully paid and non-assessable share of Class A Common Stock, $.01 par value ("NPDC Common Stock"), of National Patent Development Corporation, a Delaware corporation ("NPDC"), at an initial purchase price as determined as set forth below, subject to adjustment as hereinafter provided.

1.       Issue; Exercise Price; Agent

1.1 The NPDC Warrants evidenced hereby are part of the issue of a number of NPDC Warrants as determined pursuant to the Note and Warrant Purchase Agreement (the "Purchase Agreement"), dated August 8, 2003, among NPDC, its parent GP Strategies Corporation, a Delaware corporation, MXL Industries, Inc., a Delaware corporation, the purchasers named therein, and Gabelli Funds, LLC, as agent (the "Agent").

1.2 Each NPDC Warrant entitles the Holder to subscribe for and purchase one share of NPDC Common Stock at an initial purchase price equal to 160% of the Current Market Price (as defined below), subject to adjustment as hereinafter provided (the "Exercise Price"). The Exercise Price and number of shares of NPDC Common Stock issuable upon exercise of each NPDC Warrant (the "NPDC Warrant Shares") are subject to adjustment as provided below.

1.3 Each Holder, by accepting this NPDC Warrant Certificate, appoints and authorizes the Agent as the agent of the Holder, to take such action as agent on its behalf and to exercise such powers as are delegated to the Agent by the terms of the Purchase Agreement. Without limiting the foregoing, each Holder acknowledges that the NPDC Warrants may be amended by action of the Agent, with the consent of holders of a majority of the then-outstanding NPDC Warrants, and that all Holders of NPDC Warrants will be bound by any such amendment.


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2.       Exercise; Expiration Date

2.1 The NPDC Warrants are exercisable, at the option of the Holder, at any time after the last day of the Exercise Price Measurement Period (as defined below) and on or before the Expiration Date (the "Exercise Period"), upon surrender of this NPDC Warrant Certificate to NPDC together with a duly completed notice of exercise, in the form attached hereto as Exhibit A (the "Notice of Exercise"), and payment, in the manner provided below, of an amount equal to the Exercise Price multiplied by the number of NPDC Warrants to be exercised. Such delivery shall be made at NPDC's office at 777 Westchester Avenue, Fourth Floor, White Plains, New York 10604, or such other place as may be designated by NPDC by notice to the Holder. The "Exercise Date" shall mean the date on which such Notice of Exercise and payment are delivered to NPDC.

2.2 The "Expiration Date" shall mean 5:00 p.m. New York time on the fifth anniversary of the Closing Date (as defined in the Purchase Agreement) or, if such date is not a Business Day, then 5:00 p.m. New York time the next following Business Day. "Business Day" shall mean any date which in the State of New York is not a holiday or a day on which banks are authorized to close.

2.3 The Exercise Price for any NPDC Warrants shall be paid by delivery to NPDC, together with the Notice of Exercise, of a certified or cashier's check or checks, in lawful money of the United States of America.

2.4 Upon each exercise of the Holder's rights to purchase NPDC Warrant Shares, the Holder shall be deemed to be the holder of record of the NPDC Warrant Shares issuable upon such exercise, notwithstanding that the transfer books of NPDC shall then be closed or certificates representing such NPDC Warrant Shares shall not then have been actually delivered to the Holder. As soon as practicable, but no later than five Business Days, after each such exercise, NPDC shall issue and deliver to the Holder a certificate or certificates for the NPDC Warrant Shares issuable upon such exercise, registered in the name of the Holder. In the case of exercise of less than all the NPDC Warrants represented by this NPDC Warrant Certificate, NPDC shall cancel this NPDC Warrant Certificate upon the surrender hereof and shall execute and deliver to the Holder a new NPDC Warrant Certificate for the balance of such NPDC Warrants.

2.5 The issuance of any NPDC Warrant Shares or other securities upon the exercise of NPDC Warrants and the delivery of certificates or other instruments representing such securities shall be made without charge to the Holder for any tax or other charge in respect of such issuance. NPDC shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder and NPDC shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to NPDC the amount of such tax or shall have established to the satisfaction of NPDC that such tax has been paid.

2.6 No fractional shares of NPDC Common Stock will be issued in connection with any exercise hereof of NPDC Warrants, but, in lieu of such fractional shares,

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NPDC shall make a cash payment therefor in an amount equal to the product of the applicable fraction and the Current Market Price as of the Exercise Date.

3.       Registration and Transfer

3.1 NPDC shall maintain a register (the "Register") for the registration and transfer of the NPDC Warrants and the registration and transfer of NPDC Warrant Shares.

3.2 Prior to due presentment for registration of transfer of this NPDC Warrant Certificate, or the NPDC Warrant Shares issued upon exercise of the NPDC Warrants evidenced hereby, NPDC may deem and treat the registered Holder thereof in the Register as the absolute owner thereof. NPDC shall be entitled to treat the registered holder of any NPDC Warrant on the Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such NPDC Warrant on the part of any other person, and shall not be liable for any registration or transfer of NPDC Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his or its authority shall be produced.

3.3 Neither the NPDC Warrants evidenced hereby nor the NPDC Warrant Shares issuable upon exercise hereof have been registered under the Securities Act of 1933, as amended (the "Securities Act"). The Holders are entitled to the benefits of the Registration Rights Agreement, dated ____________, 2003 (the "Registration Rights Agreement"), made by NPDC in favor of the Holders. The Registration Rights Agreement provides, among other things, for certain restrictions on the disposition of the NPDC Warrants and the NPDC Warrant Shares, and each Holder, by acceptance of a NPDC Warrant Certificate, accepts the restrictions and other provisions of the Registration Rights Agreement. Without limiting the foregoing:

(a) No Holder may make any disposition of NPDC Warrants unless such disposition is (i) to an investment company registered under the Investment Company Act of 1940, as amended, which is advised by Gabelli Funds, LLC, (ii) of all of the NPDC Warrants held by such Holder, (iii) to one or more transferees each of whom, after giving effect to such disposition, will hold a number of NPDC Warrants at least equal to one-fifteenth of the number of NPDC Warrants originally issued, or (iv) required to enable such Holder to comply with any legal or regulatory restrictions.

(b) In addition, no Holder shall make any disposition of any NPDC Warrants or NPDC Warrant Shares unless:

              (i) (A) each transferee is an accredited investor, as such term is defined in Regulation D promulgated under the Securities Act, and has indicated in the Form of Assignment attached hereto as Exhibit B (the "Form of Assignment") the basis on which such transferee is an accredited investor, (B) each transferee has agreed in writing to be bound by the terms of this NPDC Warrant Certificate, the Registration

          Rights Agreement, and the Purchase Agreement, including, without limitation, the provisions thereof with respect to the Agent and the obligations as a Security Holder (as defined in the Purchase Agreement) under the Purchase Agreement, (C) such Holder shall have notified NPDC of the proposed disposition, and (D) such Holder shall have furnished NPDC with an opinion of counsel (which opinion may be delivered by in-house counsel of Holder) in the form set forth as Exhibit C, or otherwise reasonably satisfactory to NPDC, that such disposition will not require registration of the securities to be disposed of under the Securities Act, provided that no such opinion shall be required if such transfer is pursuant to (I) Rule 144(k) promulgated under the Securities Act or (II) Rule 144A promulgated under the Securities Act; or

              (ii) in the case of a disposition of NPDC Warrant Shares, such disposition is pursuant to and in compliance with Rule 144 promulgated under the Securities Act, provided that NPDC may require that such Holder shall have furnished NPDC with an opinion of counsel (which opinion may be delivered by in-house counsel of Holder) in the form set forth as Exhibit C, or otherwise reasonably satisfactory to NPDC, that such disposition is in accordance with such Rule, provided that no such opinion shall be required if such transfer is pursuant to Rule 144(k) promulgated under the Securities Act; or

              (iii) in the case of a disposition of NPDC Warrant Shares, there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement.

     The execution and delivery of the Form of Assignment by the transferor and transferee indicating the satisfaction of the requirements of Sections 3.3(a), (b)(i)(A), (b)(i)(B), (b)(i)(C), and, if applicable, (b)(i)(D)(I)
     or (b)(i)(D)(II) shall be sufficient to satisfy such requirements with respect to the transfer of NPDC Warrants (except (other than with respect to Section 3(b)(i)(D)(II)) to the extent NPDC has notified the Holder promptly after receipt of such Form of Assignment that to NPDC's knowledge such requirements are not met, specifying in such notice the reason NPDC believes such requirements are not met).

3.4 Each NPDC Warrant Certificate, and each certificate representing NPDC Warrant Shares, shall be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under other applicable securities laws):

         THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND, AMONG OTHER RESTRICTIONS, HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, OR AN EXEMPTION FROM REGISTRATION, UNDER SUCH ACT

3.5 NPDC shall register in the Register any permitted transfer of a NPDC Warrant Certificate, upon surrender of same to NPDC with a written instrument of transfer, in the form attached as Exhibit B, duly executed by the registered Holder or by a duly authorized attorney thereof and (unless being transferred to NPDC) by the transferee or by a duly authorized attorney thereof, together with such other documents as may be required for such transfer as provided above. Upon any such registration of transfer, new NPDC Warrant Certificate(s) shall be issued to the transferee(s) and the surrendered NPDC Warrant Certificate shall be canceled by NPDC. A NPDC Warrant Certificate may also be exchanged, at the option of the Holder, for new NPDC Warrant Certificates representing in the aggregate the number of NPDC Warrants evidenced by the NPDC Warrant Certificate surrendered.

3.6 Upon receipt by NPDC of reasonable evidence of the ownership of and the loss, theft, destruction, or mutilation of any NPDC Warrant Certificate and, in the case of loss, theft, or destruction, of indemnity reasonably satisfactory to NPDC, or, in the case of mutilation, upon surrender and cancellation of the mutilated NPDC Warrant Certificate, NPDC shall execute and deliver in lieu thereof a new NPDC Warrant Certificate representing an equal number of NPDC Warrants.

3.7 Upon any transfer of NPDC Warrants or NPDC Warrant Shares pursuant to
Section 3.3(b)(i), the transferee shall be entitled to all of the benefits enjoyed by the transferor under the Purchase Agreement and the Registration Rights Agreement, and the transferor shall be relieved of any obligations under the Purchase Agreement arising after the date of such transfer.

4.       Stock Fully Paid; Reservation of Shares; Covenants

4.1 NPDC covenants that it will at all times reserve and keep available out of its authorized NPDC Common Stock, solely for the purpose of issue upon exercise of the NPDC Warrants, such number of NPDC Warrant Shares as shall then be issuable upon the exercise of all outstanding NPDC Warrants.

4.2 NPDC covenants that all NPDC Warrant Shares issued upon exercise of the NPDC Warrants shall be duly and validly issued and, upon payment for such shares as set forth herein, fully paid and non-assessable and free from all taxes, liens, and charges with respect to the issue thereof, and that upon issuance such shares shall be listed on each national securities exchange, if any, on which the other shares of outstanding NPDC Common Stock of NPDC are then listed.

4.3 NPDC shall not by any action, including, without limitation, amending its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other action, avoid or seek to avoid the observance or performance of any of the terms of this NPDC Warrant Certificate, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder hereof against impairment.

4.4 In case NPDC shall at any time (a) declare a stock dividend upon the NPDC Class B Common Stock payable in shares of NPDC Class B Common Stock or (b) make



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any distribution upon the NPDC Class B Common Stock payable in shares of NPDC
Class B Common Stock or (c) subdivide the outstanding shares of NPDC Class B Common Stock into a greater number of shares or (d) combine the outstanding shares of NPDC Class B Common Stock into a smaller number of shares, then and in any of such events NPDC shall make, declare, or effect a similar but ratable stock dividend or distribution or subdivision or combination of the shares of NPDC Common Stock but payable in shares of NPDC Common Stock.

5. Adjustment of Exercise Price and Number of NPDC Warrant Shares

5.1 The number of NPDC Warrant Shares or other securities or assets issuable upon the exercise of each NPDC Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of certain events as follows:

(a)                 Recapitalization,      Reorganization,     Reclassification,
                    Consolidation, Merger, or Sale.

(i) If NPDC, at any time after the Spin-Off Date (as defined in the Purchase Agreement) while any NPDC Warrants are outstanding, shall do any of the following (each a "Triggering Event"):

(A) consolidate with or merge into any other Person and NPDC shall not be the continuing or surviving corporation of such consolidation or merger;

(B) permit any other Person to consolidate with or merge into NPDC and NPDC shall be the continuing or surviving Person but, in connection with such consolidation or merger, any capital stock of NPDC shall be changed into or exchanged for securities of any other Person or cash or any other property (excluding issuance by NPDC of its capital stock in a merger or consolidation so long as the outstanding capital stock of NPDC is not changed or exchanged);

(C) transfer all or substantially all of its properties or assets to any other Person;

(D) effect a capital reorganization or reclassification of its capital stock; or

(E) enter into any other transaction similar to any of the foregoing (provided that a Triggering Event shall not include a consolidation or merger to which any subsidiary of NPDC is a party so long as NPDC is not also a party to such consolidation or merger), then, and in the case of each such Triggering Event, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this NPDC Warrant Certificate, the Holder of the NPDC Warrants represented by this NPDC Warrant Certificate shall be entitled.

(F) upon the exercise hereof at any time after the consummation of such Triggering Event, with respect to any NPDC Warrants which are not exercised prior to such Triggering Event, or are not redeemed in connection with such Triggering Event, to receive at the Exercise Price in effect at the time immediately prior to the consummation of such Triggering Event, the securities, cash, and property to which such Holder would have been entitled upon the consummation of such
         Triggering  Event if such  Holder  had  exercised  such  NPDC  Warrants immediately prior thereto, subject to adjustments and increases (subsequent to such corporate action) as nearly equivalent as possible to the adjustments and increases provided for in this Section 5, or

(G) to sell such NPDC Warrants (or, at such Holder's election, a portion thereof) to the Person continuing after or surviving such Triggering Event, or to NPDC (if NPDC is the continuing or surviving Person), at a sales price payable in cash or Marketable Securities or a combination thereof (as determined by such Person or NPDC, as the case may be) equal to (I)the sum of the amount of cash and the fair market value (as determined in the good faith judgment of the Board of Directors of
         NPDC) of the property and/or securities to which a holder of the number of shares of NPDC Common Stock which would otherwise have been delivered upon the exercise of such NPDC Warrants (or the portion thereof so sold) would have been entitled upon the effective date or closing of any such Triggering Event less (II)an amount equal to the aggregate Exercise Price in effect immediately prior to such Triggering Event applicable to all of such NPDC Warrants (or the portion thereof so sold).

(ii) Notwithstanding anything contained in this NPDC Warrant Certificate to the contrary, NPDC will not effect any Triggering Event unless, prior to the consummation thereof, (A) each Person (other than NPDC) which may be required to deliver any securities, cash, or property upon the exercise of NPDC Warrants, as provided herein, or otherwise under this NPDC Warrant Certificate, shall assume, by written instrument delivered to, and reasonably satisfactory to, the Holder, (I) the obligations of NPDC under this NPDC Warrant Certificate (and, if NPDC shall survive the consummation of such Triggering Event, such assumption shall be in addition to, and shall not release NPDC from, any continuing obligations of NPDC under this NPDC Warrant Certificate) and (II) the obligation to deliver to such Holder such shares of securities, cash, or property as, in accordance with the provisions of Section 5.1(a)(i), such Holder shall be entitled to receive, and (B) such Person shall have delivered to such Holder an opinion of counsel for such Person (which may be in-house counsel), which counsel shall be reasonably satisfactory to such Holder, stating that this NPDC Warrant Certificate shall thereafter continue in full force and effect and the terms hereof (including, without limitation, all of the provisions of this Section 5.1(a)) shall be applicable to the securities, cash, or property which such Person may be required to deliver upon any exercise of the NPDC Warrants or the exercise of any rights provided in this NPDC Warrant Certificate.

(b) Subdivision or Combination of Shares. If NPDC, at any time after the Spin-Off Date while any NPDC Warrants are outstanding, shall subdivide or combine any shares of NPDC Common Stock, (i) in case of subdivision of shares, the number of NPDC Warrant Shares issuable upon exercise of each NPDC Warrant immediately prior to such subdivision shall be proportionately increased (as at the effective date of such subdivision or, if NPDC shall take a record of the holders of the NPDC Common Stock for the purpose of so subdividing, as at the applicable record date, whichever is earlier) to reflect the increase in the total number of shares of NPDC Common Stock outstanding as a result of such subdivision, or (ii) in the case of a combination of shares, the number of NPDC Warrant Shares issuable upon exercise of each NPDC Warrant immediately prior to such subdivision shall be proportionately reduced (as at the effective date of such combination or, if NPDC shall take a record of the holders of the NPDC Common Stock for the purpose of so combining, as at the applicable record date, whichever is earlier) to reflect the reduction in the total number of shares of NPDC Common Stock outstanding as a result of such combination.

(c) Stock Dividends. If NPDC, at any time after the Spin-Off Date while any NPDC Warrants are outstanding, shall pay a dividend in, or make any other distribution to its stockholders (without consideration therefor) of, shares of NPDC Common Stock, the number of NPDC Warrant Shares issuable upon exercise of each NPDC Warrant shall be adjusted, as at the date NPDC shall take a record of the holders of NPDC's capital stock for the purpose of receiving such dividend or other distribution (or, if no such record is taken, as at the date of such payment or other distribution), such that each NPDC Warrant shall thereafter evidence the right to purchase a number of NPDC Warrant Shares determined by multiplying the number of NPDC Warrant Shares issuable upon the exercise of each NPDC Warrant in effect immediately prior to such record date (or if no such record is taken, then immediately prior to such payment or other distribution) by a fraction, (i) the numerator of which shall be the total number of shares of NPDC Common Stock outstanding immediately after such dividend or distribution (plus, in the event that NPDC paid cash for fractional shares, the number of additional shares which would have been outstanding had NPDC issued fractional shares in connection with said dividends) and (ii) the denominator of which shall be the total number of shares of NPDC Common Stock outstanding immediately prior to such dividend or distribution.

(d) Other Distributions. If NPDC, at any time after the Spin-Off Date, shall distribute to all holders of NPDC Common Stock, or all holders of NPDC Common Stock shall otherwise become entitled to receive, shares of capital stock of NPDC (other than dividends or distributions on the NPDC Common Stock referred to in Section 5.1(c)), evidences of its indebtedness, cash, assets (other than dividends or distributions payable in shares of NPDC Common Stock), rights, options, or warrants providing the right to subscribe for or purchase any shares of NPDC's capital stock or evidences of its indebtedness, or securities convertible into or exchangeable for shares of NPDC Common Stock, the Exercise Price shall be adjusted by multiplying the Exercise Price in effect  immediately  prior  to  such  event  by a  fraction,  (i)  the numerator of which shall be the Current Market Price on the record date for the determination of shareholders entitled to receive such distribution, less the fair market value (as determined in good faith by the Board of Directors of NPDC) of the portion of the shares of NPDC's capital stock other than NPDC Common Stock, evidences of indebtedness, assets, or such rights, options, warrants, or convertible securities, or the amount of such cash, distributable with respect to each share of NPDC Common Stock, and (ii) the denominator of which shall be the Current Market Price on such record date. Such adjustment shall be made whenever any such distribution is made, and shall become effective retroactively as of the record date for the determination of shareholders entitled to receive such distribution.

(e) Adjustment of NPDC Warrant Shares. Upon each adjustment of the Exercise Price as a result of Section 5.1(d), each NPDC Warrant shall thereafter evidence the right to purchase, at the Exercise Price as adjusted as provided therein, a number of Warrant Shares equal to the product obtained by multiplying (i) the number of shares issuable upon exercise of one NPDC Warrant prior to such adjustment by (ii) a fraction, the numerator of which is the Exercise Price in effect immediately prior to such adjustment and the denominator of which is the Exercise Price in effect immediately after such adjustment.

(f) Adjustment Exercise Price. All calculations under this Section 5.1 shall be made to the nearest cent or to the nearest one-ten thousandth of a share, as the case may be; provided, however that, no adjustment in the Exercise Price shall be required if such adjustment is less than $.01; and provided, further, that any adjustments which by reason of this Section 5.1(f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

(g) Changes to NPDC Warrant Certificate. Anything in this Section 5.1 to the contrary notwithstanding, NPDC shall be entitled, but shall not be required, to make such changes in the number of NPDC Warrant Shares issuable upon the exercise of each NPDC Warrant, or in the Exercise Price, in addition to those required by this Section 5.1, as NPDC in its discretion shall determine to be advisable so that any dividend or distribution in shares of NPDC Common Stock, subdivision, reclassification, or combination of shares of NPDC Common Stock, issuance of rights, warrants, or options to purchase NPDC Common Stock, or distribution of shares of stock other than NPDC Common Stock, cash, evidences of indebtedness or assets, or convertible or exchangeable securities made by NPDC to the holders of the NPDC Common Stock shall not result in any tax to the holders of the NPDC Common Stock or securities convertible into NPDC Common Stock.

(h) Other Action Affecting NPDC Common Stock. If, after the Spin-Off Date, NPDC shall take any action affecting the NPDC Common Stock, other than an action described in any of Sections 5.1(a) through (d), inclusive, and the failure to make any adjustment would not fairly protect the purchase rights represented by this NPDC Warrant Certificate in accordance with the essential intent and principle of this Section 5.1, then the number of NPDC Warrant Shares issuable upon exercise of each NPDC Warrant and the Exercise Price, as applicable, shall be adjusted in such manner and at such time as the Board of Directors of NPDC may in good faith determine to be equitable in the circumstances.

5.2 Notice of Adjustments. Whenever the Exercise Price or the number of NPDC Warrant Shares issuable upon the exercise of each NPDC Warrant is adjusted as provided in this Section 5 hereof (for purposes of this Section 5.2, each an "adjustment"), NPDC shall cause its Chief Financial Officer to prepare and execute a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board made any determination hereunder), and the Exercise Price or the number of NPDC Warrant Shares issuable upon the exercise of each NPDC Warrant after giving effect to such adjustment, and shall cause copies of such certificate to be delivered to the Holder at the address of the Holder shown on the Register, promptly after each adjustment. Any dispute between NPDC and the Holder with respect to the matters set forth in such certificate may at the option of the Holder be submitted to the independent accounting firm then regularly engaged by NPDC, which firm shall be requested to deliver a written opinion as to such matters to NPDC and the Holder within 30 days after submission to it of such dispute. Such opinion shall be final and binding on the parties hereto. The fees and expenses of such accounting firm shall be paid by NPDC.

5.3 If, at any time after the Spin-Off Date and prior to the expiration or exercise of the NPDC Warrants, NPDC shall:

(a)      pay any dividend or make any distribution on the NPDC Common Stock;

(b) issue any rights, warrants, or other securities to all holders of NPDC Common Stock entitling them to purchase any additional shares of NPDC Common Stock or any other rights, warrants, or other securities;

(c) effect any reclassification or change of the outstanding NPDC Common Stock, or any consolidation, merger, sale, lease, or conveyance of property described in Section 5.1; or

(d)      effect any liquidation, dissolution, or winding-up of NPDC;

then, and in any one or more of such cases, NPDC shall mail written notice thereof to the Holder at the Holder's address as it shall appear in the Register, mailed at least 10 days prior to (i) the date as of which the holders of record of shares of NPDC Common Stock to be entitled to receive any such dividend, distribution, rights, warrants, or other securities are to be determined or (ii) the date on which any such reclassification, change, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up is expected to become effective.

5.4 The form of NPDC Warrant Certificate need not be changed because of any change in the Exercise Price or the number of NPDC Warrant Shares or other securities or assets issuable upon the exercise of a NPDC Warrant, and NPDC Warrant Certificates issued before or after such change may state the same Exercise Price, the same number of NPDC Warrants, and the same number of NPDC Warrant Shares issuable upon exercise of NPDC Warrants as are stated in the NPDC Warrant Certificates theretofore issued. NPDC may, however, at any time, in its sole discretion, make any change in the form of NPDC Warrant Certificate that it may deem appropriate in view of any such change and that does not affect the substance thereof, and any NPDC Warrant Certificates thereafter issued or countersigned, whether in exchange or substitution for an outstanding NPDC Warrant Certificate or otherwise, may be in the form as so changed.

5.5 In any case in which this Section 5 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, NPDC may elect to defer, until the occurrence of such event, issuing to the Holder, if the Holder exercised NPDC Warrants after such record date, the shares of NPDC Common Stock, if any, issuable upon such exercise over and above the number of NPDC Warrant Shares, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that NPDC shall deliver to the Holder a due bill or other appropriate instrument evidencing the Holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

6. Definitions.

6.1 For purpose of this NPDC Warrant Certificate, the following terms have the following meanings:

         The "Current Market Price" on any date shall mean the average of the daily closing prices of the NPDC Common Stock for the 20 consecutive trading days immediately preceding the date in question, except that, for purposes of
Section 1.2 only, the "Current Market Price" shall mean the average of the daily closing prices of the NPDC Common Stock over the 20 consecutive trading days commencing on the record date for the Spin-Off (as defined in the Purchase Agreement) (the "Exercise Price Measurement Period"). The closing price of the NPDC Common Stock for each day shall be the last reported sales price regular way of such stock or, if no such reported sale of such stock takes place on such day, the closing bid price regular way of such stock, in either case on the principal national securities exchange (including, for purposes hereof, Nasdaq) on which the NPDC Common Stock is listed or admitted to trading or, if such stock is not listed or admitted to trading on any national securities exchange, the highest reported closing bid price for such stock as furnished by the Nasdaq or a similar organization if Nasdaq is no longer reporting such information. If on any such date the NPDC Common Stock is not listed or admitted to trading on any United States national securities exchange and is not quoted by Nasdaq or any similar organization, the fair value of a share of such stock on such date, as determined in good faith by the Board of Directors of NPDC, whose determination shall be conclusive absent manifest error, shall be used.

         "Person" means an individual, a corporation, a partnership, a trust, a limited liability company, an unincorporated organization, or a government organization or an agency or political subdivision thereof.

         "Marketable Securities" means securities of a class which are registered under the Securities Act, whether or not such securities are actually registered under the Securities Act, so long as such securities may be registered under the Securities Act pursuant to currently exercisable demand registration rights.

7.       Miscellaneous

7.1 The Holder of any NPDC Warrant shall not have, solely on account of such status, any rights of a stockholder of NPDC, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of NPDC, except as provided in this NPDC Warrant Certificate.

7.2 This NPDC Warrant Certificate shall be governed by and construed in accordance with the laws of the State of New York.

7.3 NPDC stipulates that the remedies at law of the Holder in the event of any default or threatened default by NPDC in the performance of or compliance with any of the terms of this NPDC Warrant Certificate are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise. Time is of the essence in this NPDC Warrant Certificate.

7.4 This NPDC Warrant Certificate, the NPDC Warrants, and all other rights evidenced hereby shall inure to the benefit of and be binding upon the permitted successors and assigns of NPDC, the Holder, and (to the extent provided herein) the holders of NPDC Warrant Shares issued pursuant hereto, and shall be enforceable by any such Holder or holder of NPDC Warrant Shares.

7.5 If, in any action before any court or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this NPDC Warrant Certificate, but this NPDC Warrant Certificate shall be construed as if such unenforceable provision had never been contained herein.

7.6 The headings of the Sections of this NPDC Warrant Certificate are for convenience of reference only and shall not, for any purpose, be deemed a part of this NPDC Warrant Certificate.

         IN WITNESS WHEREOF, NPDC has caused this NPDC Warrant Certificate to be duly executed by its officers thereunto duly authorized and its corporate seal to be affixed hereon, as of this ______ day of ________, 200_.

                                       NATIONAL PATENT DEVELOPMENT CORPORATION


                                       By:  __________________________________
                                            Name:
                                            Title:
Attest:

---------------------------------
Name:
Title:

                                    EXHIBIT A

                               NOTICE OF EXERCISE

     The undersigned hereby irrevocably elects to exercise, pursuant to Section 2 of the NPDC Warrant Certificate accompanying this Notice of Exercise, _______ NPDC Warrants of the total number of NPDC Warrants owned by the undersigned pursuant to the accompanying NPDC Warrant Certificate (and, if such number of NPDC Warrants is less than all of the NPDC Warrants covered by the accompanying NPDC Warrant Certificate, that a new NPDC Warrant Certificate for the balance of such NPDC Warrants be registered in the name of, and delivered to, the undersigned at the address stated below), and herewith makes payment of the Exercise Price of such shares in full by delivery of $__________ by certified or cashier's check.

Dated:  _________________

                          --------------------------------------
                          Name of Holder


                          --------------------------------------
                          Signature


                          --------------------------------------
                          If executed in a representative
                          or fiduciary capacity, print
                          name and title of individual
                          executing this notice on behalf
                          of the Holder


                          NOTE: The above signature should
                          correspond exactly with the name
                          on the first page of this NPDC
                          Warrant Certificate or with the
                          name of the assignee appearing
                          in the Form of Assignment


                          --------------------------------------
                          Social Security or Tax Identification Number of Holder


                          Address of Holder:

                          --------------------------------------

                          --------------------------------------

                          --------------------------------------

                                                                 EXHIBIT B

                               FORM OF ASSIGNMENT

        (To be executed by the registered holder if such holder desires to transfer the attached Warrant.)

     FOR VALUE RECEIVED, ______________________ (the "Holder") hereby sells, assigns, and transfers unto

                     Name ________________________________

                     Address_______________________________

                     --------------------------------------

                     --------------------------------------

                     Social Security or Tax Identification Number:

                                    --------------------------------------

____ NPDC Warrants, as defined in and represented by the accompanying NPDC Warrant Certificate, together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint _______________ attorney to transfer such NPDC Warrants on the books of NPDC Strategies Corporation ("NPDC"), with full power of substitution.

? [CHECK IF APPLICABLE] The undersigned is transferring the above NPDC Warrants pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Section 4(1) of such Securities Act, and in connection therewith represents that neither the undersigned, nor any person acting on behalf of the undersigned, has solicited or will solicit any offer or published or will publish any advertisement to sell or has offered to sell or will offer to sell all or any part of such NPDC Warrants to any person or persons so as to bring the sale of such NPDC Warrants by the undersigned within the registration provisions of such Securities Act.

? [CHECK IF APPLICABLE] The undersigned is transferring the above NPDC Warrants pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144(k) promulgated under such Securities Act, and in connection therewith represents that the undersigned is not, and within the three months prior hereto has not been, an affiliate of NPDC within the meaning of such Rule.

? [CHECK IF APPLICABLE] The undersigned is transferring the above NPDC Warrants pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A promulgated under such Securities Act.

Dated: _________________

                        --------------------------------------
                        Name of Holder


                        --------------------------------------
                        Signature


                        --------------------------------------
                        If executed in a representative
                        or fiduciary capacity, print
                        name and title of individual
                        executing this notice on behalf
                        of the Holder

                        NOTE: The above signature should correspond exactly with the name on the first page of this NPDC Warrant Certificate


                        --------------------------------------
                        Social Security or Tax Identification Number of Holder


                        Address of Holder:

                        --------------------------------------

                        --------------------------------------

                        --------------------------------------

         Each undersigned transferee, by execution hereof, (i) represents and warrants to NPDC that (a) such transferee is an accredited investor, as such term is defined in the Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to the provision or provisions of such definition as indicated below, (b) if box (B) below is checked, the undersigned is an investment company registered under the Investment Company Act of 1940, as amended, which is advised by Gabelli Funds, LLC, (c) if box (C) below is checked, the undersigned is a qualified institutional buyer, as such term is defined in Rule 144A promulgated under the Securities Act, and is acquiring the NPDC Warrants transferred hereby pursuant to such Rule 144A, (d) unless the undersigned transferee is an investment company referred to in clause
(b) above, or is acquiring all of the NPDC Warrants held by the Holder, the undersigned will hold, after giving effect to the transfer effected hereby, not less than one-fifteenth of the number of NPDC Warrants originally issued by NPDC on the Spin-Off Date (as defined in the NPDC Warrant Certificate), (e) the undersigned is acquiring the NPDC Warrants, and will acquire any NPDC Warrant Shares (as defined in the NPDC Warrant Certificate), for investment and without a view to a distribution other than pursuant to a registration statement under the Securities Act and applicable state securities laws, or an exemption therefrom, and (f) the name, address, and social security or tax identification number of the undersigned are as set forth above, and (ii) agrees to be bound by the terms of the NPDC Warrant Certificate, the Registration Rights Agreement, and the Purchase Agreement (each as defined in the NPDC Warrant Certificate), including, without limitation, the provisions thereof with respect to the Agent (as defined in such Purchase Agreement) and the obligations as a Security Holder (as defined in the Purchase Agreement) under the Purchase Agreement.

         The undersigned is an accredited investor under the following provisions:

___ (i) a bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a Small Business Investment Company licensed by the U.S. Small Business
         Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

___ (ii) a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

___ (iii) an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring NPDC Warrants or NPDC Warrant Shares, with total assets in excess of $5,000,000;

___      (iv) a director or executive officer of NPDC;

___ (v) a natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his or her purchase exceeds $1,000,000;

___ (vi) a natural person who had an individual income (not including his or her spouse's income) in excess of $200,000 in the last two years or joint income with his or her spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching such income level in the current year;

___ (vii) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring NPDC Warrants or NPDC Warrant Shares, whose purchase is directed by a person having such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks entailed in the purchase of the NPDC Warrants or NPDC Warrant Shares; or

___ (viii) an entity in which all of the equity owners are accredited investors (if this alternative is checked, the undersigned must identify how each equity owner is qualified as an accredited investor).

         (B) ? [CHECK, IF APPLICABLE] The undersigned is an investment company registered under the Investment Company Act of 1940, as amended, which is advised by Gabelli Funds, LLC

         (C) ? [CHECK, IF APPLICABLE] The undersigned is a qualified institutional buyer, as such term is defined in Rule 144A promulgated under the Securities Act, and is acquiring the NPDC Warrants transferred hereby pursuant to such Rule 144A

Dated: _________________

                                --------------------------------------
                                Name of Transferee


                                --------------------------------------
                                Signature


                                --------------------------------------
                                If executed in a representative
                                or fiduciary capacity, print
                                name and title of individual
                                executing this notice on behalf
                                of the transferee

                                NOTE: The above signature should correspond exactly with the name set forth above

                                                                     EXHIBIT C

                       FORM OF OPINION REGARDING TRANSFER


                          [In-house Counsel letterhead]


GP Strategies Corporation
777 Westchester Avenue, 4th Floor
White Plains, NY 10604

[Name/address of transfer agent]

Ladies and Gentlemen:

I am [insert title of opinion giver] for [insert name of transferor] ("Seller"), and have acted as in-house counsel of Seller in connection with the sale and transfer (the "Transaction") by Seller to [insert buyer's name] (the "Transferee") of [ ] warrants (the "Warrants") for the purchase of shares of Class A Common Stock (the "Common Stock"), par value $0.01 per share]/[[ ] shares (the "Shares") of Class A Common Stock (the "Common Stock"), par value $0.01 per share] issued by National Patent Development Corporation, a Delaware corporation (the "Company"). Capitalized terms used and not otherwise defined herein shall have the meaning ascribed to them in the Note and Warrant Purchase Agreement, dated as of July __, 2003, by and among the Company, GP, MXL, the Agent (each as defined therein) and the Purchasers listed in Schedule 1.2 thereof (the "Purchase Agreement").

In connection with this opinion, I have examined copies of the following documents: (a) the Purchase Agreement, (b) the Note, (c) the GP Warrant Certificate, (d) the NPDC Warrant Certificate, (e) the GP Registration Rights Agreement, (f) the NPDC registration Rights Agreement (the documents set forth in (a) thorough (f) being the "Transaction Documents"), and (g) [Form of Assignment dated [ ] from Seller to Transferee, a copy of which is attached hereto as Exhibit A (the "Form of Assignment")] /[stock certificate number [ ] evidencing [ ] the Shares and the accompanying stock power executed by the Seller to effect the transfer of the Shares to Transferee, copies of which are attached hereto as Exhibit A (the "Stock Documents")].

I have also examined such certificates of public officials, such certificates of officers of Seller and Transferee, the originals (or copies thereof) of such other documents and records of the Seller, and such other documents and instruments as I have deemed necessary or appropriate for purposes of this opinion. In addition I have examined such matters of law as I have deemed necessary or appropriate for purposes of this opinion

In rendering my opinion, I have assumed the genuineness of all signatures on all documents so examined, the authenticity of all documents, records and instruments submitted to me as originals and the conformity with the original documents, records and instruments of all such documents, records and instruments submitted to me as copies and the legal capacity to sign of all individuals executing such documents. I have not independently verified the foregoing assumptions.

I have also assumed that there are no oral modifications or written agreements or understandings which limit, modify or otherwise alter the terms, provisions and conditions of, or relate to, the transactions contemplated by the Transaction Documents. As to various questions of fact material to my opinion, I have assumed and have relied without independent investigation upon the accuracy and completeness of the above-mentioned certificates and documents and upon the representations and warranties contained in the Transaction Documents.

[Rule 144 Documents and Assumptions Applicable to Sale of Common Stock Only]

[I have also received a copy of written correspondence indicating that the Seller has filed a notice on Form 144, dated [ ] (the "Form 144"), with the Securities and Exchange Commission in connection with the sale of the Shares. The Form 144 indicates that (i) the Seller intends to sell the Shares, all of which were acquired from [ ] (the "Prior Holder") on [ ], (ii) the Seller has not sold any shares of Common Stock during the three months preceding the filing of the Form 144, and (iii) the aggregate number of shares of Common Stock outstanding is [ ]. I also received a copy of a written representation letter, dated [ ] (the "Broker's Letter"), from [ ] (the "Broker") indicating that the sale of the Shares was made in a "brokers' transaction"1 as that term is defined in Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"), and that the Broker did not solicit or arrange for the solicitation of orders to buy the Shares in anticipation of the sale of the Shares.2

The Common Stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Company has been subject to the reporting requirements of Section 13 of the Exchange Act for a period of at least 90 days immediately preceding the sales of the Securities. ]

[4(1)1/2 Assumptions Applicable to Transfer of Common Stock or Warrants]

[I have further assumed, with your permission and without independent investigation, that (i) Transferee has had a full opportunity to ask questions and receive answers from the Seller and the Company with respect to matters necessary for it to make an informed investment decision regarding the [Shares/Warrants] and the Company and (ii) all of the proceeds of the Transaction will inure solely to the benefit of the Seller and no portion thereof will inure to the benefit of the Company.

I have relied with your permission and without independent investigation on Transferee's representations set forth in the Form of Assignment3 that (i) Transferee acquires the [Shares/Warrants] for its own account and not with a view towards the distribution or resale thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act") and (ii) neither Seller nor any agent on its behalf has solicited or will solicit any offers or published or will publish any advertisement to sell or has offered to sell or will offer to sell all or any part of the [Shares/Warrants] to any person or persons so as to bring the sale of such [Shares/Warrants] by Seller within the registration provisions of the Securities Act.

For purposes of this opinion, I have also assumed, without independent investigation, as indicated by the legends thereon, that before the Transaction the [Shares/Warrants] were "restricted securities" as that term is construed under Rule 144 under the Securities Act.]

Based upon and in reliance on the foregoing, and subject to the limitations heretofore and hereinafter expressly set forth, I am of the opinion that the sale and transfer of the [Shares/Warrants] by the Seller to Transferee does not require registration under the Securities Act.

My opinion is limited to the Federal laws of the United States of America and I do not express any opinion as to the laws of any other state or jurisdiction. No opinion is expressed as to the effect that the law of any other jurisdiction might have upon the subject matter of the opinion expressed herein under conflicts of laws principles or otherwise. Except for the opinions set forth in the paragraph immediately above, I express no opinions and no opinions should be implied. I render no opinion with respect to antitrust laws, environmental laws, state securities laws or the law of fiduciary duty. Except as expressed in the paragraph immediately above, I express no opinion with respect to securities laws.

The opinion expressed herein is intended solely for your benefit in connection with the transfer of the [Shares/Warrants] as described above and may not be relied upon or used by or circulated, quoted or otherwise referred to any other person or entity or for any other reason. This opinion speaks only as of the date hereof and is limited to matters expressly stated herein and the law as in effect on the date hereof. I disclaim any undertaking to advise you of changes in law or facts that may be brought to my attention after the date hereof.

                                Very truly yours,







--------
1 If transaction is effected through a "market maker" as that term is defined in Rule 144, revise this paragraph accordingly.

2 This opinion should be modified to reflect any change to laws governing such matters between the date of the Purchase Agreement and the time of its delivery.

3 In the case of a transfer of Shares where no Form of Assignment is provided, please replace the reference to the Form of Assignment with reference to officer certificates which the opinion giver should obtain from the Transferee and Seller.